                                                                                                       News Release

FOR IMMEDIATE RELEASE:

CONTACT:        Sandra K. Vollman
                Chief Financial Officer
                U.S. Can Corporation
                (630) 678-8000

                                      U.S. CAN REPORTS THIRD QUARTER RESULTS

Lombard,  IL,  November  22, 2004 - U.S.  Can  reported  net sales of $207.3  million for its third  quarter  ended
October  3, 2004  compared  to $204.7  million  for the  corresponding  period of 2003,  a 1.3%  increase.  For the quarter,  volumes  increased in the Company's U.S. Aerosol business segment while volumes declined in the Company's
International  and  Custom &  Specialty  businesses.  For the first nine  months of 2004,  net sales  increased  to
$632.5  million  from $614.4  million for the same period in 2003  primarily  due to volume  increases  in the U.S.
Aerosol and Paint,  Plastic & General Line business  segments,  partially offset by sales decreases in the Custom &
Specialty  business  segment.  The  quarter  and  year-to-date  sales  results  also  include  revenues  related to increased  raw material  costs that have been passed on to customers.  The Company  experienced  favorable  foreign currency translation impacts on sales made in Europe in both the quarter and year to date periods.

For the third  quarter,  U.S.  Can  reported  gross  profit of $22.0  million  (10.6% to sales),  compared to $17.7 million  (8.6% to sales) in 2003.  For the nine  months  ended  October 3, 2004  gross  profit  increased  to $60.6 million  (9.6% to sales)  from  $59.3  million  (9.7% to sales) for the first nine  months of 2003.  Third  quarter gross profit  increased in all business  segments as a result of volume  increases in U.S.  Aerosol and cost saving
initiatives.   Gross  profit  for  the  year-to-date  period  was  positively  impacted  by  cost  savings  in  our
International  operations,  however;  gross profit was negatively  impacted by increased steel costs. In accordance with the terms of the majority of the Company's  customer  agreements,  steel cost increases were passed through to customers  beginning  in the second  quarter of 2004 and the pass  throughs  were  further  increased  in the third quarter.  Due to the timing of the  implementation  of the selling price increases versus the cost increases (which have occurred  throughout  the year),  the Company did not recover all of the cost  increases for the  year-to-date period.

The Company recorded  special charges of $4.0 million (of which $2.9 million  represents  non-cash  charges) in the third  quarter of 2004.  The charges were incurred in connection  with the closings of New Castle,  PA  lithography and Olive Can Custom & Specialty  plants in October,  2004.  The Company  anticipates  that it will record  further restructuring  charges related to these facilities of $4.1 million  (including $1.5 million of non-cash charges) in the fourth quarter.

Selling,  general and  administrative  expenses for the third quarter were $10.2 million or 4.9% of sales  compared to $8.7 million or 4.2% of sales in the third quarter of 2003.  Selling,  general and  administrative  expenses for the first nine months of 2004 were $30.4  million or 4.8% of sales  compared to $26.6  million or 4.3% of sales for the first nine months of 2003.  The increase is primarily due to provisions  for severance  payments for two of the
Company's  former  executive  officers,  professional  fees  incurred in connection  with a review  relating to the previously  announced  restatement  of  the  Company's  financial  statements,  and  the  negative  impact  of  the translation of expenses incurred in foreign currencies to U.S. dollars.

Interest  expense in the third  quarter of 2004  decreased  $2.1  million  versus the same  period of 2003 to $12.7 million.  Interest  expense in the first nine months of 2004  decreased  $2.7 million  versus the first nine months of 2003 to $38.2  million.  The  decrease  is  primarily  due to the  expiration  of the  Company's  interest  rate protection  agreements  in the  fourth  quarter  of 2003,  and lower  interest  rates as a result of the new credit agreement entered into during the second quarter of 2004.

Bank  financing  fees for the third  quarter were $0.9 million as compared to $2.5 million for the third quarter of
2003. For the first nine months of 2004,  bank  financing  fees were $3.5 million  compared to $4.5 million for the same period in 2003.  The decrease in bank financing fees is due to decreased  amortization  of deferred  financing fees. In the second  quarter,  the Company also recorded a loss from early  extinguishment  of debt of $5.5 million associated with the  termination of the Company's  former Credit Facility  (Senior  Secured Credit  Facility).  The
loss represents the unamortized deferred financing costs related to the Senior Secured Credit Facility.

The Company  recorded an income tax benefit of $0.5 million for the third  quarter of 2004 versus a benefit of $0.4 million  for the third  quarter of 2003.  For the first nine  months of 2004,  the  Company  recorded an income tax benefit of $2.4 million  versus  income tax expense of $2.3 million for the first nine months of 2003.  The Company had previously  recorded valuation  allowances as it could not conclude that it was "more likely than not" that all of the  deferred  tax assets of certain of its foreign  operations  would be realized  in the  foreseeable  future.
Accordingly,  the  Company  has not  recorded  income tax  benefits  related  to the 2004 and 2003  losses of those operations.

The net loss before  preferred  stock  dividends was $5.3 million for the quarter ended October 3, 2004 compared to a net loss before  preferred  stock  dividends of $7.1 million for the quarter ended  September  28, 2003.  The net loss  before  preferred  stock  dividends  on a  year-to-date  basis for 2004 was $20.0  million  compared to $15.6 million for the same period of 2003.

At October 3, 2004,  the Company did not have any  borrowings  outstanding  under its $65.0 million  revolving loan portion  of its Credit  Facility.  Letters of Credit of $13.2  million  were  outstanding  securing  the  Company's obligations under various insurance programs and other contractual  agreements.  In addition,  the Company had $5.5 million of cash and cash equivalents at quarter end.

Earnings before interest,  taxes,  depreciation,  amortization,  special charges relating to our restructurings and certain  other  charges and  expenses,  as defined  under the terms of our new Credit  Facility  ("Credit  Facility
EBITDA")  was $21.4  million for the third  quarter of 2004  versus  $17.8  million for the third  quarter of 2003.
Year-to-date  Credit  Facility  EBITDA was $60.8  million for 2004,  an increase  of $2.7  million  versus the same period of 2003.  The Company  considers  Credit  Facility  EBITDA to be a useful  measure of its current  financial performance  and its ability to incur and service debt. In addition,  Credit  Facility  EBITDA is a measure used to determine the Company's  compliance with its Credit Facility.  The most directly  comparable GAAP financial measure to  Credit  Facility  EBITDA is net  loss.  Below is a  quantitative  reconciliation  of the loss  from  operations before preferred stock dividends to Credit Facility EBITDA.

                                                         3rd Quarter                         YTD
                                                ------------------------------- ------------------------------
                                                     2004          2003(a)           2004         2003(a)
                                                ------------------------------- ------------------------------
                                                                        (in millions)
Net Loss                                         $      (5.3)   $    (7.1)   $       (20.0) $      (15.6)

Plus:  Income Tax Provision (Benefit)                   (0.5)        (0.4)            (2.4)          2.3
Plus:  Interest Expense                                 12.7         14.7             38.2           40.9
Plus:  Bank Financing Fees                               0.9          2.5              3.5            4.5
Plus:  Loss from Early Extinguishment of Debt              -           -               5.5              -
Plus:  Depreciation and Amortization                     9.4          8.7             29.0           25.2
Plus:  Cash Special Charges                              1.0         (0.7)             2.4            0.6
Plus:  Non-Cash Special Charges                          3.0           -               3.0              -
Plus:  Severance Payments to Former CEO                   -            -               1.2              -
Plus:  Other Add-backs as Specified in Lending
Agreement                                                0.2          0.1              0.4            0.2
                                                ------------------------------- ------------------------------

Credit Facility EBITDA                           $      21.4  $      17.8    $        60.8  $        58.1
                                                =============================== ==============================

(a) 2003 Credit  Facility  EBITDA numbers were  calculated  under the Company's  former Senior Secured Credit
     Facility  agreement.  The Company's 2003 EBITDA numbers would not materially  change if calculated under the Company's new Credit Facility.

On November  5, the Company  disclosed  that it  expected to file its Form 10-K/A for the year ended  December  31,
2003,  Form 10-Q/A for the quarter  ended April 4, 2004 and its Form 10-Q for the quarter  ended July 4, 2004 on or before  November 19, 2004.  Those  filings,  like the  Company's  Form 10-Q for the quarter  ended October 3, 2004, were made on November 17 and reflect the Company's  previously  announced  restatement of its financial  statements for the years ended December 31, 2002 and 2003 and subsequent interim periods.

U.S. Can  Corporation is a leading  manufacturer  of steel  containers for personal  care,  household,  automotive, paint and industrial  products in the United States and Europe, as well as plastic  containers in the United States and food cans in Europe.

Certain  statements  in this  release  constitute  "forward-looking  statements"  within the meaning of the federal securities laws. Such statements  involve known and unknown risks and  uncertainties  which may cause the Company's actual  results,  performance  or  achievements  to be materially  different  than future  results,  performance or achievements  expressed  or implied in this  release.  By way of example and not  limitation  and in no  particular order, known risks and uncertainties  include general economic and business conditions;  the Company's  substantial debt and  ability to  generate  sufficient  cash flows to  service  its debt;  the  Company's  compliance  with the financial covenants  contained in its various debt agreements;  changes in market conditions or product demand; the level of cost reduction achieved through  restructuring and capital expenditure  programs;  changes in raw material costs and availability;  downward selling price movements;  currency and interest rate  fluctuations;  increases in the Company's  leverage;  the Company's  ability to effectively  integrate  acquisitions;  changes in the Company's business strategy or development plans; the timing and cost of plant closures;  the success of new technology;  and increases in the cost of compliance with laws and regulations,  including  environmental  laws and regulations.  In light of these and other risks and  uncertainties,  the  inclusion of a  forward-looking  statement in this release should not be regarded as a  representation  by the Company that any future  results,  performance or  achievements will be attained.

                                                       # # #
                                              http://www.uscanco.com
                                              ----------------------

                                                     U.S. CAN CORPORATION
                                                   STATEMENT OF OPERATIONS
                                                         (Unaudited)
                                                    (Dollars in Thousands)

                                                      For the Three Months Ended              For the Nine Months Ended
                                                -------------------------------------------------------------------------------
                                                   October 3,2004         Restated                               Restated
                                                                       Sept. 28, 2003   October 3,2004        Sept. 28, 2003
                                                --------------------------------------------------------------------------------

Net Sales                                        $      207,263        $     204,671       $  632,539     $     614,447

Cost of Goods Sold                                      185,287              186,952          571,905           555,121
                                                -------------------------------------------------------------------------------

Gross Profit                                            21,976               17,719           60,634            59,326

Selling, General and Administrative Expenses            10,150                8,691           30,393            26,597

Special Charges                                          4,012                 (760)           5,416               590
                                                -------------------------------------------------------------------------------

Operating Income                                         7,814                9,788           24,825            32,139

Interest Expense                                        12,665               14,738           38,246            40,901

Bank Financing Fees                                        890                2,507            3,486             4,535

Loss from Early Extinguishment of Debt                      -                   -             5,508                 -
                                                -------------------------------------------------------------------------------

Income (Loss) From Operations Before Income
   Taxes                                                (5,741)              (7,457)        (22,415)           (13,297)

Provision (Benefit) for Income Taxes                      (466)                (357)         (2,390)             2,291
                                                -------------------------------------------------------------------------------

Net Loss                                                (5,275)              (7,100)        (20,025)           (15,588)
                                                -------------------------------------------------------------------------------

Preferred Stock Dividends                               (3,853)              (3,485)        (11,437)           (10,131)
                                                -------------------------------------------------------------------------------

Net Loss Attributable to Common
Stockholders                                     $      (9,128)      $      (10,585)      $ (31,462)    $      (25,719)
                                                ===============================================================================

                                               U.S. CAN CORPORATION

                                                 BALANCE SHEET

                                  AS OF OCTOBER 3, 2004 AND DECEMBER 31, 2003

                                            (Dollars in Thousands)
                                                                                                   Restated
                                                                     October 3, 2004           December 31, 2003
                                                                  ----------------------- ----------------------------
ASSETS

Current Assets                                                     $         210,285       $         214,210

Property, Plant and Equipment                                                 225,172                 247,489

Noncurrent Assets                                                             111,762                 112,719
                                                                  ----------------------- ----------------------------

Total Assets                                                       $          547,219        $        574,418
                                                                  ======================= ============================

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities                                                $         155,447       $         176,337

Long-Term Debt                                                               551,596                 535,767

Long-Term Liabilities                                                         76,793                  77,271

Preferred Stock                                                              158,391                 146,954

Stockholders' Equity                                                        (395,008)               (361,911)
                                                                  ----------------------- ----------------------------

Total Liabilities and Stockholders' Equity                         $         547,219        $        574,418
                                                                  ======================= ============================